John Hancock Trust
Supplement dated December 17, 2010
to the Prospectus dated May 3, 2010
Large Cap Value Trust
     Fund Reorganizations
On December 17, 2010, the Board of Trustees of John Hancock Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the reorganization of the Large Cap Value Trust into the Equity-Income Trust. A meeting of the Large Cap Value Trust’s shareholders has been scheduled for Friday, April 15, 2011 to seek approval of the reorganization. Subject to regulatory and shareholder approval, the reorganization is scheduled to occur immediately after the close of business on Friday, April 29, 2011.
     Subadviser Changes
In connection with the reorganization, T. Rowe Price Associates, Inc., the subadviser for the Equity-Income Trust, has been appointed to serve as the subadviser to Large Cap Value Trust effective as of the close of business on December 31, 2010.
     T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 and is a publicly traded company.
The portfolio manager to the Large Cap Value Trust will be Brian C. Rogers, Vice President of T. Rowe Price Associates, Inc.
                Investment Policy Changes
     In connection with T. Rowe Price Associates, Inc. becoming the subadviser to the JHT Large Cap Value Trust, the investment policies of the fund are amended and restated as follows:
Investment Strategies: Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index. The fund will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
The Russell 1000 Value Index, a subset of the Russell 1000 Index, consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock’s intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company’s underlying financial condition and prospects, and to assess the likelihood that a stock’s underlying value will be recognized by the market and reflected in its price.
The fund will generally consider companies with the following characteristics:
•	Established operating histories;

•	Above-average dividend yield relative to the S&P 500 Index

•	Low price/earnings ratios relative to the S&P 500 Index;

•	Sound balance sheets and other financial characteristics; and

•	Low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.
The fund may also purchase other types of securities in keeping with its objective, including:
•	U.S. and non-U.S. dollar denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

•	Preferred stocks;

•	Convertible stocks, bonds, and warrants;

•	Futures and options; and

•	Bank debt, loan participations and assignments.
The fund may invest in debt instruments without regard to quality or ratings, including up to 10% in non-investment grade fixed income securities (“junk bonds”) and loans.
The fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.
In pursuing the fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Investment Quality Bond Trust
The section “Management — Investment Adviser” is amended and restated as follows to reflect a change in portfolio managers of the fund:
Investment Adviser: John Hancock Investment Management Services, LLC

Subadviser	Portfolio Managers

Wellington Management	Lucius T. (L.T.) Hill, III. Senior Vice President and Fixed Income Portfolio Manager; managed fund since 2010.

Campe Goodman, CFA. Vice President and Fixed Income Portfolio Manager; managed fund since 2010.

Christopher A. Jones, CFA. Senior Vice President and Fixed Income Portfolio Manager; managed fund since 2007.

Joseph F. Marvan, CFA. Vice President and Fixed Income Portolio Manager; managed fund since 2010.
The section “Subadvisers and Portfolio Managers” is also amended and restated as follows to reflect this change:
Lucius T. (L.T.) Hill, III. Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1993.
Campe Goodman,CFA. Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000.
Christopher A. Jones, CFA. Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994.
Joseph F. Marvan, CFA. Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2003.

International Opportunities Trust
The section “Management — Investment Adviser” is amended and restated as follows to reflect that Munish Malhotra has been added as a portfolio manager:
Investment Adviser: John Hancock Investment Management Services, LLC

Subadviser	Portfolio Managers

Marsico Capital
Management, LLC	James G. Gendelman. Portfolio Manager; managed fund since 2005.

Munish Malhotra. Portfolio Manager; managed fund since 2010.
The section “Subadvisers and Portfolio Managers” is also amended and restated as follows to reflect this change:
James G. Gendelman. Co-Portfolio Manager; joined Marsico in 2000; previously Vice President of International Sales for Goldman, Sachs & Co.
Munish Malhotra. Co-Portfolio Manager; joined Marsico in 2003; previously an international equities analyst at Driehaus Capital Management.

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